UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 1, 2021

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska		68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
0.750% Senior Notes due 2023	BRK23	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
1.300% Senior Notes due 2024	BRK24	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
0.625% Senior Notes due 2023	BRK23A	New York Stock Exchange
0.000% Senior Notes due 2025	BRK25	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
0.500% Senior Notes due 2041	BRK41	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.

On May 1, 2021, Berkshire Hathaway Inc. issued a press release announcing the Company’s earnings for the first quarter ended March 31, 2021. A copy of this press release is furnished with this report as an exhibit to this Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 1, 2021, Berkshire Hathaway Inc. held an annual meeting of its shareholders. The agenda items for the meeting along with the vote of the Company’s Class A and Class B common shareholders voting together as a single class with respect to each of the agenda items are shown below. There were three items acted on at that meeting as follows: 1) Election of Directors; 2) A shareholder proposal requesting annual reporting addressing the management of climate-related risks and opportunities; and 3) A shareholder proposal requesting annual reporting of diversity and inclusion efforts. Following are the votes cast for and against each director.

Proposal 1 – Election of Directors
	For	Against
Warren E. Buffett	535,758	12,061
Charles T. Munger	535,071	12,748
Gregory E. Abel	536,228	11,591
Howard G. Buffett	535,573	12,246
Stephen B. Burke	544,006	3,813
Kenneth I. Chenault	545,885	1,934
Susan L. Decker	508,560	39,259
David S. Gottesman	505,249	42,571
Charlotte Guyman	534,733	13,086
Ajit Jain	537,621	10,198
Thomas S. Murphy	520,625	27,194
Ronald L. Olson	535,179	12,640
Walter Scott, Jr.	493,804	54,015
Meryl B. Witmer	512,297	35,522

The results of the other matters acted upon at the meeting were as follows.

	For	Against	Abstain
Proposal 2 – Shareholder proposal	153,380	388,695	5,744

	For	Against	Abstain
Proposal 3 – Shareholder proposal	146,842	395,017	5,960

ITEM 9.01	Financial Statements and Exhibits

Exhibit 99.1	Berkshire Hathaway Inc. Earnings Release Dated May 1, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2021	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer